UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2010

SABRA HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-167040	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (949) 255-7100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders.

The information included in Item 5.03 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 21, 2010, Sabra Health Care REIT, Inc. (“Sabra”) amended and restated its Articles of Incorporation by filing Articles of Amendment and Restatement with the State Department of Assessments and Taxation of the State of Maryland (as amended, the “Articles of Amendment and Restatement”). The Board of Directors of Sabra has also adopted and approved an amendment and restatement of the Bylaws of Sabra (as amended, the “Amended and Restated Bylaws”).

The material terms of the Articles of Amendment and Restatement and the Amended and Restated Bylaws are described in the section titled “Description of Sabra Stock” included in Amendment No. 4 to the Registration Statement on Form S-4 filed by Sabra with the Securities and Exchange Commission on September 28, 2010 (File No. 333-167040), which section is incorporated herein by reference. A copy of this description is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Articles of Amendment and Restatement and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 20, 2010, Sun Healthcare Group, Inc., as the sole stockholder of Sabra, executed a Written Consent of the Sole Stockholder of Sabra adopting and approving the Articles of Amendment and Restatement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles of Amendment and Restatement of Sabra Health Care REIT, Inc., dated October 20, 2010, filed with the State Department of Assessments and Taxation of the State of Maryland on October 21, 2010.

3.2	Amended and Restated Bylaws of Sabra Health Care REIT, Inc.

99.1	The section titled “Description of Sabra Stock” appearing on pages 241 to 249 of Amendment No. 4 to the Registration Statement on Form S-4 filed by Sabra with the Securities and Exchange Commission on September 28, 2010 (File No. 333-167040) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/S/ HAROLD W. ANDREWS, JR.
Name:	Harold W. Andrews, Jr.
Title:	Secretary

Dated: October 26, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment and Restatement of Sabra Health Care REIT, Inc., dated October 20, 2010, filed with the State Department of Assessments and Taxation of the State of Maryland on October 21, 2010.

3.2	Amended and Restated Bylaws of Sabra Health Care REIT, Inc.

99.1	The section titled “Description of Sabra Stock” appearing on pages 241 to 249 of Amendment No. 4 to the Registration Statement on Form S-4 filed by Sabra with the Securities and Exchange Commission on September 28, 2010 (File No. 333-167040) is incorporated herein by reference.